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EXHIBIT 10.1

                                 THIRD AMENDMENT TO
                               TERM CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO TERM CREDIT AGREEMENT (this "Third Amendment"), dated as of May 5, 1999, is entered into among PILLOWTEX CORPORATION, a Texas corporation (the "Borrower"), the institutions listed on the signature pages hereof (collectively, the "Lenders"), and NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Agent (in said capacity, the "Administrative Agent").

                                     BACKGROUND

     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Term Credit Agreement, dated as of December 19, 1997, as amended by that certain First Amendment to Term Credit Agreement, dated as of June 19, 1998, and that certain Second Amendment to Term Credit Agreement, dated as of July 28, 1998 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. Borrower, the Lenders and the Administrative Agent desire to make certain amendments to the Credit Agreement.

          NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

     1.     AMENDMENTS TO CREDIT AGREEMENT.

     (a) Section 1.1 of the Credit Agreement is hereby amended by adding the defined term "1999 Senior Subordinated Notes" thereto in proper alphabetical order to read as follows:

          "1999 Senior Subordinated Notes" means those certain Senior Subordinated Notes due 2009 in an aggregate principal amount not to exceed $125,000,000, the terms of which shall have been approved in writing by the Determining Lenders under this Agreement and the Determining Lenders as defined in and under the Amended and Restated Credit Agreement."

          (b) 2.5(e) of the Credit Agreement is hereby amended to read as follows:

          "(e)    Prepayment from Issuance of Institutional Debt.  Concurrently with the receipt of Net Cash Proceeds from the issuance of Institutional Debt by the Borrower after the Agreement Date (other than (i) the Net Cash Proceeds from the issuance of any Subordinated Debt which are used to repay the Bridge Notes and (ii) up to $100,000,000 in aggregate amount of Net Cash Proceeds from the issuance of the 1999 Senior Subordinated Notes), the Borrower shall prepay the Facility A Term Loan Advances and the Facility B Term Loan Advances in an amount equal to the lesser of (a) 100% of such Net Cash Proceeds (which with respect to the 1999 Senior Subordinated Notes shall be 100% of Net Cash Proceeds in excess of $100,000,000) or (b) an amount, if any, which would result in the Leverage Ratio being less than
     4.00 to 1 after such prepayment. Each such prepayment shall be applied pro rata to all of the unpaid scheduled installment payments of the Facility A Term Loan Advances and the Facility B Term Loan Advances, in each case pro rata based upon the respective principal amounts of such installment payments then unpaid."

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     2.     REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its
execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

          (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

          (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

          (c) the Borrower has full power and authority to execute and deliver this Third Amendment, and this Third Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

          (d) neither the execution, delivery and performance of this Third Amendment nor the consummation of any transactions contemplated herein will conflict with any Law, the articles of incorporation, bylaws or other governance document of the Borrower or any of its Subsidiaries, or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

          (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower), is required for the execution, delivery or performance by the Borrower of this Third Amendment or the acknowledgment of this Third Amendment by any Guarantor.

     3. CONDITIONS OF EFFECTIVENESS. This Third Amendment shall be effective as of May 5, 1999, subject to the following:

          (a) the Administrative Agent shall receive counterparts of this Third Amendment executed by all of the Lenders;

          (b) the Administrative Agent shall receive counterparts of this Third Amendment executed by the Borrower and acknowledged by each Guarantor;

          (c) the Administrative Agent shall have received an opinion of counsel to the Borrower covering the matters set forth in Sections 2.4(c),
     (d) and (e) of this Third Amendment;

          (d) the Administrative Agent shall have received from the Borrower, for the account of each Lender, an amount equal to the product of
     (i) 0.10% multiplied by (ii) by the sum of (A) the Facility A Term Loan Advances and Facility B Term Loan Advances owed to each Lender and (B) the product of each Lender's Specified Percentage multiplied by the Commitment (as defined in the Amended and Restated Credit Agreement); and

          (e) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

     4.     GUARANTOR ACKNOWLEDGMENT.  By signing below, each of the Guarantors
(a) acknowledges, consents and agrees to the execution and delivery of this Third Amendment, (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein and (c) ratifies and confirms its obligations under its

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Subsidiary Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty as a result of this Third Amendment.

     5.     REFERENCE TO THE CREDIT AGREEMENT.

          (a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment.

          (b) The Credit Agreement, as amended by this Third Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Third Amendment).

     7. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     8. GOVERNING LAW: BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without regard to the principles of conflicts of laws) and the United States of America, and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

     9. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     REMAINDER OF PAGE LEFT INTENTIONALLY BLANK


     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as the date first above written.

                             PILLOWTEX CORPORATION
                             By:     s/  Ronald M. Wehtje
                             Name:   Ronald M. Wehtje
                             Title:  Senior Vice President and
                                     Chief Financial Officer

                             NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as

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                             Administrative Agent and as a Lender
                             By:     Suzanne B. Smith
                                     Vice President

                             BANK OF AMERICA NT&SA
                             By:
                             Name:
                             Title:

                             THE BANK OF NOVA SCOTIA
                             ATLANTA AGENCY
                             By:
                             Name:
                             Title:

                             THE FIRST NATIONAL BANK OF CHICAGO
                             By:
                             Name:
                             Title:

                             COMERICA BANK
                             By:
                             Name:
                             Title:

                             CREDIT LYONNAIS NEW YORK BRANCH
                             By:
                             Name:
                             Title:

                             WELLS FARGO BANK (TEXAS), NATIONAL
                             ASSOCIATION
                             By:
                             Name:
                             Title:

                             THE BANK OF TOKYO-MITSUBISHI, LTD.
                             By:
                             Name:
                             Title:

                             BANK ONE, TEXAS, N.A.
                             By:
                             Name:
                             Title:

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                             BANKBOSTON, N.A.
                             By:
                             Name:
                             Title:

                             BHF-BANK AKTIENGESELLSCHAFT
                             By:
                             Name:
                             Title:

                             By:
                             Name:
                             Title:

                             FIRST UNION NATIONAL BANK
                             By:
                             Name:
                             Title:

                             GENERAL ELECTRIC CAPITAL CORPORATION
                             By:
                             Name:
                             Title:

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK B.A., "RABOBANK
                              NEDERLAND", NEW YORK BRANCH
                             By:
                             Name:
                             Title:

                             By:
                             Name:
                             Title:

                             SOCIETE GENERALE, SOUTHWEST AGENCY
                             By:
                             Name:
                             Title:

                             By:
                             Name:
                             Title:

                             THE BANK OF NEW YORK
                             By:

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                             Name:
                             Title:

                             COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                             EUROPEENE
                             By:
                             Name:
                             Title:
                             By:
                             Name:
                             Title:

                             BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.
                             By:
                             Name:
                             Title:
                             By:
                             Name:
                             Title:

                             FLEET BANK, N.A.
                             By:     Stephen M. Leavenworth
                             Name:
                             Title:  Vice President

                             THE FUJI BANK, LIMITED
                             By:
                             Name:
                             Title:

                             NATIONAL BANK OF CANADA
                             By:
                             Name:
                             Title:

                             By:
                             Name:
                             Title:

                             NATIONAL CITY BANK OF KENTUCKY
                             By:     Don R. Pullen
                             Name:
                             Title:  Vice President

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                             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                             By:
                             Name:
                             Title:

                             BANK POLSKA KASA OPIEKI, S.A. - PEKAO S.A.
                             GROUP, NEW YORK BRANCH
                             By:
                             Name:
                             Title:

                             GUARANTY FEDERAL BANK, F.S.B.
                             By:
                             Name:
                             Title:

                             BANKERS TRUST COMPANY
                             By:
                             Name:
                             Title:

                             MORGAN STANLEY DEAN WITTER
                             PRIME INCOME TRUST
                             By:
                             Name:
                             Title:

                             SENIOR DEBT PORTFOLIO
                             By:
                             Name:
                             Title:

                             AERIES FINANCE LTD.
                             By:
                             Name:
                             Title:

                             CRESCENT/MACH I PARTNERS, L.P.
                             By:   TCW ASSET MANAGEMENT COMPANY,
                                   its Investment Manager
                             By:
                             Name:
                             Title:

                             DEEP ROCK & COMPANY
                             By:

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                             Name:
                             Title:

                             KZH CRESCENT LLC
                             By:
                             Name:
                             Title:

                             CYPRESSTREE INVESTMENT PARTNERS I,
                             LTD.
                             By:     CypressTree Investment Management
                                     Company, Inc., as Portfolio Manager
                             By:
                             Name:
                             Title:

                             VAN KAMPEN CLO I, LIMITED
                             By:     VAN KAMPEN MANAGEMENT, INC.,
                                     as Collateral Manager
                             By:
                             Name:
                             Title:

                             BALANCED HIGH-YIELD FUND I LTD.
                             By:     BHF-BANK AKTIENGESELLSCHAFT,
                                     acting through its New York Branch as
                                     attorney-in-fact
                             By:
                             Name:
                             Title:
                             By:
                             Name:
                             Title:

                             INDOSUEZ CAPITAL FUNDING IV, L.P.
                             By:     INDOSUEZ CAPITAL, as Portfolio
                                     Advisor
                             By:
                             Name:
                             Title:

                             VAN KAMPEN SENIOR INCOME TRUST
                             By:
                             Name:
                             Title:

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                             INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                             By:     INDOSUEZ CAPITAL, as Portfolio
                                     Advisor
                             By:
                             Name:
                             Title:

                             CYPRESSTREE INSTITUTIONAL FUND, LLC
                             By:     CypressTree Investment Management
                                     Company, Inc., its Managing Member
                             By:
                             Name:
                             Title:

                             CYPRESSTREE INVESTMENT FUND, LLC
                             By:     CypressTree Investment Management
                                     Company, Inc., its Managing Member
                             By:
                             Name:
                             Title:

                             KZH CYPRESSTREE-1 LLC
                             By:
                             Name:
                             Title:

                             OXFORD STRATEGIC INCOME FUND
                             By:     Eaton Vance Management, as
                                     Investment Advisor
                             By:
                             Name:
                             Title:

                             VAN KAMPEN CLO II, LIMITED
                             By:     Van Kampen Management, Inc.,
                                     as Collateral Manager
                             By:
                             Name:
                             Title:

                             CAPTIVA FINANCE, LTD.
                             By:
                             Name:
                             Title:

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                             CAPTIVA II FINANCE, LTD.
                             By:
                             Name:
                             Title:

                             MOUNTAIN CAPITAL CLO I LTD.
                             By:
                             Name:
                             Title:

                             CANADIAN IMPERIAL BANK OF COMMERCE
                             By:
                             Name:
                             Title:

                             BALANCED HIGH-YIELD FUND II LTD.
                             By:     BHF-Bank Aktiengesellschaft, acting
                                     through its New York Branch, as
                                     attorney-in-fact
                             By:
                             Name:
                             Title:
                             By:
                             Name:
                             Title:

                             KZH CRESCENT-3 LLC
                             By:
                             Name:
                             Title:

                             FREMONT FINANCIAL CORPORATION
                             By:
                             Name:
                             Title:

                             THE DAI-ICHI KANGYO BANK
                             LIMITED, NEW YORK BRANCH
                             By:
                             Name:
                             Title:

                             TCW LEVERAGED INCOME TRUST, L.P.
                             By:     TCW ADVISERS (BERMUDA), LTD., as
                                     General Partner
                             By:

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                             Name:
                             Title:

                             By:     TCW INVESTMENT MANAGEMENT
                                     COMPANY, as Investment Adviser
                             By:
                             Name:
                             Title:

                             PROVIDENT CBO I, LIMITED
                             By:     Provident Investment Management, LLC
                             By:
                             Name:
                             Title:

 ACKNOWLEDGED AND AGREED:

PILLOWTEX, INC.
PTEX HOLDING COMPANY
PILLOWTEX MANAGEMENT SERVICES COMPANY
BEACON MANUFACTURING COMPANY
MANETTA HOME FASHIONS, INC.
TENNESSEE WOOLEN MILLS
FIELDCREST CANNON, INC.
CRESTFIELD COTTON COMPANY
ENCEE, INC.
FCC CANADA, INC.
FIELDCREST CANNON FINANCING, INC.
FIELDCREST CANNON LICENSING, INC.
FIELDCREST CANNON INTERNATIONAL, INC.
FIELDCREST CANNON SURE FIT, INC.
FIELDCREST CANNON TRANSPORTATION, INC.
ST. MARYS, INC.
AMOSKEAG COMPANY
AMOSKEAG MANAGEMENT CORPORATION
DOWNEAST SECURITIES CORPORATION
BANGOR INVESTMENT COMPANY
MOORE'S FALLS CORPORATION
THE LESHNER CORPORATION
LESHNER OF CALIFORNIA, INC.
OPELIKA INDUSTRIES, INC.

By:           Ronald M. Wehtje
Title:     Senior Vice Presidnet
        and Chief Financial Officer